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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 13, 2003



                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)


                 Delaware                                           13-3895178
(State or other jurisdiction of incorporation)       (I.R.S. Employer Identification Number)

                                     0-28271
                            (Commission File Number)


        462 Broadway, 6th Floor, New York, New York                   10013
           (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 219-8555
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibit.

         (c) Exhibit

         99.1 Press Release dated November 13, 2003 regarding The Knot's announcement of its financial results as of and for the quarter ended September 30, 2003.



Item 12. Results of Operations and Financial Condition

         On November 13, 2003, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter ended September 30, 2003. A copy of The Knot's press release announcing these financial results is attached as Exhibits 99.1 hereto, and is incorporated by reference into this report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE KNOT, INC.
                                                (Registrant)
Date: November 13, 2003

                                                By: /s/ Richard Szefc
                                                    -----------------------
                                                    Richard Szefc
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
-------
99.1 Press Release dated November 13, 2003 regarding The Knot, Inc.'s announcement of its financial results as of and for the quarter ended September 30, 2003.